C A G N Y 2 0 1 4 Exhibit 99

Forward Looking Statements
This presentation contains forward-looking statements regarding HSH’s business prospects and future financial results and metrics. These statements are typically preceded by terms such as “will,” “anticipates,” “intends,”
“expects,” “likely” or “believes” and other similar terms. These forward-looking statements are based on currently available competitive, financial and economic data and management’s views and assumptions regarding future events and are inherently uncertain.  Investors must recognize that actual results may differ from those expressed or implied in the forward-looking statements, and the company wishes to caution you not to place undue reliance on any forward-looking statements. We have provided cautionary language in our most recent Annual Report on Form
10-K and other filings with the SEC identifying factors that could cause actual results to differ materially from those expressed or implied by our forward-looking statements. All forward-looking statements included in this presentation are qualified in their entirety by such cautionary statements. HSH undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.
This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix at the end of the presentation. Investors are urged to consider carefully the comparable
GAAP measures and the reconciliations to those measures provided in the Appendix, or on our website at
www.hillshirebrands.com.

What We Want You To Take Away From Today
Terrific portfolio of leading, iconic brands
Delivering on our plan to drive profitable growth
Significantly improved capabilities
Well-positioned to generate sustainable shareholder returns

Background on Hillshire Brands Progress report on our core strategies What’s next What We Will Cover Today 3

Evolution Of Hillshire Brands $20B Global Conglomerate $4B N.A. Food Company 4

$4B food company Focused on convenient meals and snacks Compete in breakfast, lunch, dinner and snacking New company through and through Who We Are 5

Branded Portfolio; Primarily Retail Channel Source: FY13 Company financial statement information; based on net sales 6 89% 11% Branded Unbranded 74% 26% Retail Foodservice

Focused Portfolio; Two $1B Brands 7

Leading Share Positions In Core Categories
Source: Symphony IRI Group, Total US Multi-Outlet, 52 weeks ending 1/5/14

Brand Category
HSH Share
Position
Relative Market
Share
Breakfast Sausage #1
2.8x
Frozen Protein Breakfast #1
8.6x
Smoked Sausage #1
2.8x
Lunchmeat #3
0.3x
Hot Dogs #1
1.1x
Corn Dogs #1
1.3x
Super Premium Sausage #1
1.8x

Multiple Areas For Growth In Large Categories
Size of
Category
$6.2B $2.5B $1.8B $1.8B $1.5B
Dollar
Growth
(1.5)% +1.1% +4.3% +6.0% +9.6%
Lunchmeat
Hot Dogs
Smoked Sausage Breakfast Sausage
Frozen Protein
Breakfast

86%
78%
60%
61%
39%
32%
29%
28%
27%
23%
Category HH Penetration Brand HH Penetration
Source: Symphony IRI National Consumer Panel for 52 weeks ending 12/29/13 and Total Multi-Outlet for 52 weeks ending 1/5/14;
growth rates are 3-year CAGRs

Source: Symphony IRI Group, Total US Multi-Outlet, 52 Weeks Ending 1/5/2014
Core Categories Have Limited Private Label Penetration

Category Private Label Share
Frozen Protein Breakfast 6%
Hot Dogs 4%
Corn Dogs 4%
Smoked Sausage 5%
Cocktail Links 5%
Fresh Breakfast Sausage 6%
Mainstream Lunchmeat 17%
Total Industry 12%

Vision Become the most innovative branded food company in the U.S. 11

Four Strategies To Deliver Long-Term Value Creation 12 Strengthen The Core Extend Into Adjacencies Acquire On-Trend Brands Fuel Growth Through Efficiency

Our Mid-Term Targets Remain Unchanged Net Sales Growth MAP % Of Total Sales Operating Margin 4-5% 5% 10% 13

Drive growth through brand building and innovation
Partner effectively with customers
Reduce costs
Improve capabilities
Reinvigorate culture
Utilize balance sheet to enhance shareholder return
Significant Progress In Executing Our Plan

Brand Building And Innovation Keys To Our Growth
Brand positioning
World-class advertising
Pricing execution
New line extensions
Adjacent category brand
introductions
Contemporized packaging
Brand Building Innovation

Strong Brand Positioning
“Farm House
Quality Meats”
“Hearty
Comfort Food”
“Better Guy Food For
Better Guy Times”
“Smart & Sensible
Family Choices”
“Authentic Ingredients,
Exceptional Tastes”
“Artisanal
Italian Meats”

Note: Percent of annual Retail segment sales from innovations launched in the past three years, rolling
Significant Progress Against Innovation Imperative

9%
11%
13-15%
Historical FY13 FY15E
% Sales From New Innovations

Over $300MM Annual Sales From New Products 18

Note: Spin effective at beginning of FY13 Investing Behind Our Brands MAP Spending As % Of Sales 3.5% 4.1% 5% Historical Average Since Spin FY15E 19

Source: Gross Rating Points (GRPs) provided by Nielsen People Meter Panel Improving Return On MAP Investment GRPs Per MAP Dollar +33% 20 H1 FY13 H1 FY14

Partnering Effectively With Customers 21 2012 2013 2014 Category Captaincies 20 23 31

Driving Distribution Gains
Fiscal YTD Growth In Total Distribution Points
Source: Symphony IRI Group, Total US Multi-Outlet, data ending 12/8/13 for Frozen Breakfast, Breakfast Sausage, Hot Dogs, Corn Dogs,
Cocktail Links, Smoked Sausage, Lunchmeat, Frozen Burgers, and Sweet Goods categories

2.4%
4.4%
Other Brands HSH Brands

Company Embracing Efficiency Mindset
Reduced costs by $90MM pre-spin
On track for $145MM of additional efficiencies
Achieved $40MM cost savings goal in FY13
Plans in place to execute remaining $105MM
Efficiency programs also strengthening core capabilities for sustainable growth and profitability

Note: “Adjusted” terms are non-GAAP financial measures. See our reconciliation to the most directly comparable GAAP measure at the end of this presentation. Core SG&A excludes Distribution and MAP and includes Corporate.
Committed To A Lean SG&A Structure

12.2%
10.3%
9.9%
8.9%
FY10PF FY12 FY13 1H FY14
Adjusted Core SG&A % Of Sales

Key Capabilities Identified And Improved 25 Consumer Marketing Advanced Analytics Innovation Customer Partnering M&A LEAN

Culture Reinvigorated
Moved headquarters to Chicago
Revamped values and operating principles
Upgraded skills
– Over half of management new to role or position since spin
Strengthened incentive programs to align results and rewards

Shareholder Returns Enhanced Through Capital Deployment Share Buy Back Dividends $200MM Program Increased Dividend M&A Acquired Golden Island 27

Continued Progress Against FY12 Baseline Sales Growth vs FY12 +3.9% 28 H1 FY12 H1 FY14

Note: “Adjusted” terms are non-GAAP financial measures. See our reconciliation to the most directly comparable GAAP measure at the end of this presentation.
Continued Progress Against FY12 Baseline
Adjusted Operating Income Growth vs FY12
+35.8%

H1 FY12 H1 FY14

Continued Progress Against FY12 Baseline
Note: “Adjusted” terms are non-GAAP financial measures. See our reconciliation to the most directly comparable GAAP measure at the end of this presentation.
Adjusted EPS Growth vs FY12
+36.5%

H1 FY12 H1 FY14

Margins Have Improved
Note: Spin effective at beginning of FY13;  “Adjusted” terms are non-GAAP financial measures. See our reconciliation to the most directly comparable GAAP measure at the end of this presentation.
Adjusted Gross Margin vs FY12 Adjusted Operating Margin vs FY12

28.5%
29.6%
8.3%
9.7%
FY12 Average Since Spin FY12 Average Since Spin

What’s Next Continue brand building Continue innovation Continue cost efficiency Continue acquisitions 32

Multiple Approaches To Brand Building 33

34

What’s Next – Strengthening The Core 35

Expanding Healthier Options In Fully Cooked Sausage 36 Launch: Q3 FY14

Adding On-Trend Flavors To Roll Sausage 37 Launch: H1 FY15

Bringing Angus Beef To Ball Park Lean Launch: Q3 FY14 38

Launching New Hillshire Farm American Craft Links Launch: Q3 FY14 39

Launching New Hillshire Farm American Craft Links Launch: Q1 FY15 40

Extending Hillshire Farm Into Natural Lunchmeat Segment 41 Launch: Q1 FY15

Launch: Q1 FY15 Extending Hillshire Farm Into Value Lunchmeat Segment 42

Aidells Adding New Exciting Flavors Launch: CY 2014 43

Launching New State Fair Varieties Launch: H2 FY14 – H2 FY15 44

New Distribution On Premium Foodservice Desserts 45 Bistro Brownie Luxe Layer Pie

What’s Next – Extending Into Adjacencies 46

Jimmy Dean Extending Beyond Breakfast – Sandwiches Launch: Q1 FY15 47

Jimmy Dean Extending Beyond Breakfast – Entrees Launch: Q1 FY15 48

JD Delights Extending Beyond Breakfast – Sandwiches Launch: Q1 FY15 49

JD Delights Extending Beyond Breakfast – Entrees Launch: Q1 FY15 50

Hillshire Snacking – A New, Convenient Option 51 Launch: Q4 FY14

Hillshire Snacking – A New, Convenient Option 52 Launch: Q4 FY14

Introducing Park’s Finest Premium Hot Dogs Launch: Q3 FY14 53

Expanding Ball Park Burgers Launch: Q3 FY14 54

Aidells Bringing Flavor Adventure To Deli Lunchmeat 55 Launch: Q3 FY14

Contemporizing Golden Island Jerky 56

Multiple Approaches For Cost Efficiencies To Fuel Growth Formal Cost Savings Programs Base Productivity Culture Of Overhead Management 57

Compete in attractive and profitable categories
Key to success is disciplined investment in brand building and innovation
Cost efficiencies help fund growth agenda
Potential to deliver significant shareholder return
We Have Validated Our Core Investment Thesis
58 58

Strong Shareholder Returns
Note: August 10, 2012 was the first trading day after Q4 FY12 earnings results, when the company provided guidance for FY13
+45%

Aug 10, 2012
Price Appreciation Dividends Feb 13, 2014

Note: “Adjusted” terms are non-GAAP financial measures. See our reconciliation to the most directly comparable GAAP measure at the end of this presentation.
Healthy Financial Position
Great Underlying Cash Flow
Adjusted EBITDA
(Last 4 Quarters)
$   488
Adjusted Free Cash Flow
(Last 4 Quarters)
$   287
($ in millions)
Strong Balance Sheet
Cash & Short-term
Investments
$   397
Debt $   948
Net Debt $   551
Net Debt / Adj. EBITDA
(Last 4 Quarters)
1.1x

Capital Allocation Priorities
Top priority
Competitive with CPG food peers
Expect to be acquisitive
$200MM through FY15
Not a near-term priority

Invest In Business
Dividends
Acquisitions
Share Repurchases
Debt Reduction

Disciplined Acquisition Approach
Attractive
Top-Line
Margin Accretive
Strong Financial Return
Strong Brands
Leverage Hillshire
Capabilities
Provide New
Capabilities
Increase Scale With
Customers And Suppliers
Strategic Fit Financial Fit

FY13
Original FY14
Guidance
Updated FY14
Guidance
Net Sales $3,920
Increase
slightly
Increase
slightly
Adjusted Diluted EPS $1.72
Flat to down
mid-single digits
High end
of range
% growth +18.6%
Note: “Adjusted” terms are non-GAAP financial measures. See our reconciliation to the most directly comparable GAAP measure at the end of this presentation.
Full Year Guidance
($ in millions, except EPS)

Our Mid-Term Targets Remain Unchanged Net Sales Growth MAP % Of Total Sales Operating Margin 4-5% 5% 10% 64

Key Takeaways
Terrific portfolio of leading, iconic brands
Delivering on our plan to drive profitable growth
Significantly improved capabilities
Well-positioned to generate sustainable shareholder returns

Q&A

Appendix

(1) “Adjusted” terms are non-GAAP financial measures. See our press release dated January 30, 2014 for definitions.
Income Statement Reconciliation – H1 FY14
As Reported
Impact of
Significant
Items Dispositions As Adjusted
(1)
Net Sales
$ $                          $                        $
Cost of Sales
1,476 9 - 1,467
Gross Profit
590 (9) - 599
MAP Expense
73 - 73
Distribution Expense
126 - 126
SG&A (Excluding MAP & Distribution)
210 25 - 185
Net Charges for Exit Activities, Asset and Business
Dispositions
10 10 -
Operating Income
$                    $                      (44) $                            $
Diluted EPS
$                $                     0.14 $                          $
2,066 - - 2,066
171
1.15
-
-
215
1.01
-
-
-

(1) “Adjusted” terms are non-GAAP financial measures. See our press release dated January 30, 2014 for definitions.
Income Statement Reconciliation – FY13
As Reported
Impact of
Significant
Items Dispositions As Adjusted
(1)
Net Sales
3,920 - - 3,920
Cost of Sales
2,758 11 - 2,747
Gross Profit
1,162 (11) - 1,173
MAP Expense
174 - - 174
Distribution Expense
249 - - 249
SG&A (Excluding MAP & Distribution)
432 45 - 387
Net Charges for Exit Activities, Asset and Business
Dispositions
9 9 - -
Impairment Charges
1 1 - -
Operating Income
297 (66) - 363
Diluted EPS
1.49 (0.23) - 1.72
$
$
$
$
$
$
$
$
$
$
$
$

Income Statement Reconciliation – FY12
As Reported
Impact of
Significant
Items Dispositions As Adjusted
(1)
Net Sales
$ $                          - $ $
Cost of Sales
2,857 28 40 2,789
Gross Profit
1,101 (28) 15 1,114
MAP Expense
135 - - 135
Distribution Expense
258 - 5 253
SG&A (Excluding MAP & Distribution)
537 132 2 403
Net Charges for Exit Activities, Asset and Business
Dispositions
81 81 - -
Impairment Charges
14 14 - -
Operating Income
$ $ $ $
Diluted EPS
$ $ $                           - $
(1) “Adjusted” terms are non-GAAP financial measures. See our press release dated January 30, 2014 for definitions.
3,958 55 3,903
76 (255) 8 323
(0.16) (1.61) 1.45

(1) “Adjusted” terms are non-GAAP financial measures. See our press release dated January 30, 2014 for definitions.
Income Statement Reconciliation – H1 FY12
As Reported
Impact of
Significant
Items Dispositions As Adjusted
(1)
Net Sales
2,040 - 52 1,988
Cost of Sales
1,469 11 37 1,421
Gross Profit
571 (11) 15 567
MAP Expense
77 - 1 76
Distribution Expense
131 - 5 126
SG&A (Excluding MAP & Distribution)
236                            27 2                        207
Net Charges for Exit Activities, Asset and Business
Dispositions
66 66 - -
Impairment Charges
14 14 - -
Operating Income
47 (118) 7 158
Diluted EPS
0.13 (0.61) - 0.74
$
$
$
$
$
$
$
$
$
$
$
$

(1) “Adjusted” terms are non-GAAP financial measures. See our press release dated January 30, 2014 for definitions.
Note:  Last Four Quarters Ended Q2FY14 calculated by adding H1FY14 to FY13 and then subtracting H1 FY13.
Free Cash Flow Reconciliation
H1 FY14 FY13 H1 FY13
Last Four
Quarters Ended
Q2 FY14
Net Cash from Operating Activities
174 253 129 298
CapEx
(65) (140) (82) (123)
Free Cash Flow
109 113 47 175
Restructuring
43 102 48 97
Other
(3) 14 (4) 15
Adjusted Free Cash Flow (1)
149 229 91 287

(1) “Adjusted” terms are non-GAAP financial measures. See our press release dated January 30, 2014 for definitions.
Note:  Last Four Quarters Ended Q2FY14 calculated by adding H1FY14 to FY13 and then subtracting H1 FY13.
EBITDA Reconciliation
H1 FY14 FY13 H1 FY13
Last Four
Quarters Ended
Q2 FY14
Reported Net Income
144 252 118 278
Income Tax Expense – Continuing Operations
8 72 57 23
Income Tax Expense (Benefit) – Discontinued
Operations
1 (8) (2) (5)
Income Tax Expense – Gain on Sale of Discontinued
Operations
- 15 1 14
Interest (Net)
20 41 19 42
Depreciation & Amortization
78 166 86 158
Amortization of Investment Premiums and Financing
Fees
(3) - - (3)
EBITDA
248 538 279 507
Significant Items, Excluding Accelerated Depreciation
(Pre-Tax)
32 (29) 22 (19)
Adjusted EBITDA (1)
280 509 301 488

Net Sales and SG&A Reconciliation – FY10 Pro Forma
Net Sales
As Reported
3,842
Less: Impact of 53
rd
Week
(71)
Less: Dispositions
(195)
Plus: Pro Forma Adjustments

3,656
$
$
SG&A (Excluding MAP & Distribution)
As Reported – Segments

Less: Impact of Significant Items
5
Less: Impact of 53
rd
Week
(11)
Less: Dispositions
(5)
Plus: Pro Forma Corporate Expenses
70
Plus: Other Pro Forma Adjustments
(2)

$
$